Exhibit 99.1350CERT


   Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
   Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 23, 2005


                                 /s/ Robert C. Doll, Jr.
                                 Robert C. Doll, Jr.,
                                 Chief Executive Officer of
                                 Intermediate Term Portfolio of
                                 Merrill Lynch Bond Fund, Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. and will be retained by Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


   Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Intermediate Term
Portfolio of Merrill Lynch Bond Fund, Inc. (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities
   Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 23, 2005


                                 /s/ Donald C. Burke
                                 Donald C. Burke,
                                 Chief Financial Officer of
                                 Intermediate Term Portfolio of
                                 Merrill Lynch Bond Fund, Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. and will be retained by Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.